Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

World Omni Auto Receivables LLC (the “Depositor”) World Omni Financial Corp. (the “Sponsor”) 250 Jim Moran Boulevard Deerfield Beach, Florida 33442	5 September 2025

Re:	World Omni Select Auto Trust 2025-A (the “Issuing Entity”)

Asset-Backed Notes, Series 2025-A (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Depositor, Sponsor, Wells Fargo Securities, LLC, Barclays Capital Inc. and MUFG Securities Americas Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of fixed rate retail installment sale contracts (the “Receivables”) used to finance new and used automobiles and light-duty trucks relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files (collectively, the “Provided Data Files”):
i.	Labeled “WOS2025_A.txt” and the corresponding record layout and decode information, as applicable (the “Initial Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the close of business on 8 August 2025 (the “Preliminary Cutoff Date”) relating to certain fixed rate retail installment sale contracts (the “Preliminary Receivables”) that are expected to be representative of the Receivables,
ii.	Labeled “WOSAT2025-A Vehicle and Model Mapping.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Vehicle Make and Vehicle Model Mapping File”), that the Sponsor, on behalf of the Depositor, indicated contains vehicle make and vehicle model information relating to each Preliminary Receivable and
iii.	Labeled “WOSAT2025_A.Vehicle_Make_and_Type_Mapping.xls” and the corresponding record layout and decode information, as applicable (the ”Preliminary Manufacturer and Product Segment Mapping File”), that the Sponsor, on behalf of the Depositor, indicated contains vehicle manufacturer and product segment information relating to each Preliminary Receivable,
b.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	The retail installment sale contract, retail installment sale contract correction notice, address change correction form or other related documents (collectively and as applicable, the “Contract”),
ii.	Certain printed screen shots and account summary information from the Sponsor’s loan servicing system (the “System Screen Shots”),
iii.	The certificate of title, electronic title, application for title, electronic lien and title information or other related documents (collectively and as applicable, the “Title”) and
iv.	The borrower credit application (the “Credit Application”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable (as defined in Attachment A),

c.	Information, assumptions and methodologies (collectively, the “Provided Sample Characteristic Calculation Methodology”), which are shown on Exhibit 1 to Attachment A, that the Sponsor, on behalf of the Depositor, indicated relate to the calculation of the characteristic listed on Exhibit 1 to Attachment A (the “Provided Calculation Sample Characteristic”) for each Preliminary Receivable,
d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 2 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Source Documents, Provided Sample Characteristic Calculation Methodology, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Source Documents, Provided Sample Characteristic Calculation Methodology or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

5 September 2025

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Preliminary Receivable on the Initial Preliminary Data File with the corresponding:
a.	Vehicle make and vehicle model information, which we determined using the information on the Preliminary Vehicle Make and Vehicle Model Mapping File,
b.	Vehicle manufacturer and product segment information, which we determined using the information on the Preliminary Manufacturer and Product Segment Mapping File, and
c.	Provided Calculation Sample Characteristic, which we calculated using the Provided Sample Characteristic Calculation Methodology.

The Initial Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

2.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 135 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 135 Sample Receivables are referred to as Sample Receivable Numbers 1 through 135.

3.	For each Sample Receivable, we:

a.	Compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 2 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 2 to Attachment A. All such compared information was found to be in agreement.

Attachment A Page 2 of 2

3.	(continued)

b.	Observed that the Contract contained truth-in-lending disclosure information.

c.	Observed that “World Omni Financial Corp.,” “World Omni Finance Corp.” or “World Omni Financial Group” was the named lien holder or owner, as shown in the Title, or that the lien holder has assigned the vehicle securing the Sample Receivable to “World Omni Financial Corp.,” “World Omni Finance Corp.” or “World Omni Financial Group,” as shown in the Title, subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s).

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

d.	Observed the existence of a Credit Application.

Exhibit 1 to Attachment A

Provided Sample Characteristic Calculation Methodology

For the purpose of calculating the Provided Calculation Sample Characteristic for each Preliminary Receivable on the Initial Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to perform the following calculation(s):

Provided Calculation Sample Characteristic	Calculation Methodology

Adjusted FICO score

For each Preliminary Receivable with an App Fico Score value greater than “0,” as shown on the Initial Preliminary Data File, use the App Fico Score, as shown on the Initial Preliminary Data File

For each remaining Preliminary Receivable, use the Coapp Fico Score, as shown on the Initial Preliminary Data File

Exhibit 2 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)
Loan number	Account Number	Contract	i.
Customer name	Customer Name	Contract or System Screen Shots	ii., iii.
State	State	Contract or System Screen Shots	iv.
New/used	New/Used Indicator	Contract	v.
Make	Make	Contract	ii.
Model	Model	Contract	ii., vi.
Model year	Year	Contract
Contract interest rate	Contract Interest Rate	Contract or System Screen Shots	vii.
Original contract amount	Original Contract Amount	(a) Contract or (b) Contract and recalculation	viii., ix.
Monthly payment amount	Principal and Interest Payment	Contract	ix.
Original term	Original Term of Contract	Contract
First payment date	First Payment Due Date	Contract	x.
Contract date	Contract Date	Contract
Adjusted FICO score	Adjusted FICO score	System Screen Shots	xi.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors (and in accordance with any other applicable note(s)).

Exhibit 2 to Attachment A

Notes: (continued)

iii.	For the purpose of comparing the customer name Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 9), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the customer name Sample Characteristic for Sample Receivable Number 9, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document (and in accordance with any other applicable note(s)).

iv.	For the purpose of comparing the state Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 7 and 20), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

For the purpose of comparing the state Sample Characteristic for Sample Receivable Numbers 7 and 20, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

v.	For the purpose of comparing the new/used Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a new/used value of “N,” as shown on the Preliminary Data File, if the corresponding new/used value, as shown in the Contract, was “DEMO.”

vi.	For the purpose of comparing the model Sample Characteristic for each Sample Receivable with a model year value of “2017,” “2018” or “2019,” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the model value, as shown on the Preliminary Data File, agreed with the corresponding model value, as shown in the Contract, in accordance with the decode table shown below (and in accordance with any other applicable note(s)):

Preliminary Data File Value	Source Document Value
Yaris iA	Scion iA
Corolla iM	Scion iM
86	Scion FR-S

Exhibit 2 to Attachment A

Notes: (continued)

vii.	For the purpose of comparing the contract interest rate Sample Characteristic for each Sample Receivable (except for the Florida/Georgia Dealer Sample Receivables (as defined in the succeeding paragraph(s) of this note)), the Sponsor, on behalf of the Depositor, instructed us to use the annual percentage rate, as shown in the Contract.

For the purpose of comparing the contract interest rate Sample Characteristic for each Sample Receivable with a:

a.	Dealership state value of “FL” or “GA” and
b.	Loan processing fee (prepaid finance charge) value other than “N/A” or “0.00,”

both as shown in the Contract (each, a “Florida/Georgia Dealer Sample Receivable”) (except for Sample Receivable Number 6), the Sponsor, on behalf of the Depositor, instructed us to use the base rate value, as shown in the Contract.

For the purpose of comparing the contract interest rate Sample Characteristic for Sample Receivable Number 6, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

viii.	For the purpose of comparing the original contract amount Sample Characteristic for each Sample Receivable (except for the Florida/Georgia Dealer Sample Receivables), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the original contract amount Sample Characteristic for each Florida/Georgia Dealer Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original contract amount by adding the:

a.	Loan processing fee (prepaid finance charge) to
b.	Amount financed,

both as shown in the Contract (and in accordance with any other applicable note(s)).

ix.	For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less (and in accordance with any other applicable note(s)).

x.	For the purpose of comparing the first payment date Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the first payment date value, as shown on the Preliminary Data File, is the 1st or 2nd of the month following a first payment date that falls on the 29th, 30th or 31st day of the month or on the 28th day of February, as shown in the Contract.

Exhibit 2 to Attachment A

Notes: (continued)

xi.	For the purpose of comparing the adjusted FICO score Sample Characteristic for each Sample Receivable (except for the Sample Receivables described in the succeeding paragraph(s) of this note), the Sponsor, on behalf of the Depositor, instructed us to note agreement if the adjusted FICO score value, as shown on the Preliminary Data File, agreed to at least one FICO score, as shown in the System Screen Shots. We performed no procedures to reconcile any differences that may exist relating to the information shown in the System Screen Shots.

The Sponsor, on behalf of the Depositor, instructed us not to compare the adjusted FICO score Sample Characteristic for any Sample Receivable with an adjusted FICO score value of “0,” as shown on the Preliminary Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.